EXHIBIT 2



                          [Form of Rights Certificate]



Certificate No. R-                                 Rights

NOT EXERCISABLE AFTER ________________________ OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ADVERSE PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON OR ADVERSE PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING [ADVERSE] PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING [ADVERSE] PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.] 1/


                               Rights Certificate

                              EAGLE FINANCIAL CORP.

         This certifies that                                                , or
registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of October 22, 1996 (the "Rights Agreement"), between Eagle Financial Corp., a Delaware corporation (the "Company"), and The First National Bank of Boston (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (Eastern Standard Time) on October 22, 2006 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Participating Preferred Stock (the "Series A Stock") of the Company, at a purchase price of $100 per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The Purchase Price may be paid in cash or by certified bank check or money order payable to the order of the Company. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of October 22, 1996, based on the Series A Stock as constituted at such date.

         Upon the occurrence of a Section 11(a) (ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person, an Adverse Person or an Affiliate or Associate or any such Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Adverse Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, an Adverse Person or an Affiliate or Associate of any such Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

----------
1/   The  portion  of  the  lengend  in  brackets  shall  be  inserted  only  if applicable, shall be modified to apply to an Acquiring Person or an Adverse Person, as applicable, and shall replace the sentence preceding the brackets.

         As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Series A Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agreement).

         This Rights Certificate is subject to all of the terms, provisions, and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are available upon written request to the Company.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Series A Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right at any time prior to the earliest of the close of business on (i) the tenth business day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement),
(ii) the tenth business day following the effectiveness of a declaration by the Board of Directors that a Person is an Adverse Person, and (iii) the Final Expiration Date; provided, however, that with certain exceptions the Company shall be entitled so to redeem the Rights only if the Board of Directors consists of a majority of Continuing Directors (as such term is defined in the Rights Agreement). After the expiration of the redemption period, the Company's right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to less than 10% of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company and there are no other Acquiring Persons or Adverse Persons.

          The Company may not issue fractional shares of Series A Stock upon the exercise of any Right or Rights evidenced hereby but where applicable and in lieu thereof, a cash payment may be made, as provided in the Rights Agreement.

          No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Series A Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

          This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS, the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of ___________________________

ATTEST:                             EAGLE FINANCIAL CORP.



                                    By
-----------------------------            -------------------------------------
Secretary                                President and Chief Executive Officer




Countersigned:

-----------------------------



By
    -------------------------
         Authorized Signature

                  [Form of Reverse Side of Rights Certificate]



                               FORM OF ASSIGNMENT



            (To be executed by the registered holder if such holder
                  desires to transfer the Rights Certificate.)


FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
             (Please print name and address of transferee)


this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:       ________________________________



                                               _________________________________
                                               Signature



Signature Guaranteed:

                                   CERTIFICATE
                                   -----------

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1) This Rights Certificate [ ] is [ ]is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Adverse Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);

          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Adverse Person or an Affiliate or Associate of any such Person.



Dated: ______________________________             _____________________________
                                                  Signature


Signature Guaranteed:













                                     NOTICE
                                     ------

          The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
                       exercise Rights represented by the
                              Rights Certificate.)


To:      EAGLE FINANCIAL CORP.

          The undersigned hereby irrevocably elects to exercise _______________ Rights represented by this Rights Certificate to purchase the shares of Series A Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security or other identifying number
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


          If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                         (Please print name and address)

Dated: ________________________________


                                              __________________________________
                                              Signature
Signature Guaranteed:

                                   CERTIFICATE

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) The Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person, an Adverse Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);

         (2) After due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person, an Adverse Person or an Affiliate or Associate of any such Person.



Dated: _______________________________         _________________________________
                                               Signature


Signature Guaranteed:














                                     NOTICE

          The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.